UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2022

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.         Completion of Acquisition or Disposition of Assets.

On December 12, 2022, HQ Snelling Corporation (“HQ Snelling”), a wholly owned subsidiary of HireQuest, Inc. (the “Company”) completed its acquisition of certain assets and assumption of certain liabilities (the “Transaction”) of MRI Network Holdings, Inc., Management Recruiters International, Inc., MRI International, LLC, and MRI Contract Staffing, LLC (collectively, the “Sellers”) in accordance with the terms of the Asset Purchase Agreement (the “Purchase Agreement”) dated November 16, 2022 by and among HQ Snelling, the Sellers, and Bert Miller as Sellers’ Representative. The assets acquired included customer lists and franchise agreements, and other items set forth in the Purchase Agreement which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2022 which is incorporated herein by reference, as amended by the First Amendment, filed herewith as Exhibit 2.1 and incorporated herein by reference.

The description of the effects of the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement.

Item 7.01         Regulation FD Disclosure.

Also on December 12, 2022, the Company issued a press release announcing the closing of the Transaction, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). In addition, the information included in Exhibit 99.1 shall not be deemed to have been incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of such information.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

99.1         Press Release dated December 12, 2022 (furnished only)
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward Looking Statements.

This Current Report, including the document furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the acquisition of certain assets of MRI and the expected benefits from such transaction including increased earnings and revenue and the effects of expanded scale. All statements other than statements of historical facts contained herein and other statements regarding our future financial position and results of operations, liquidity, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The words “expect,” “expectation,” “intend,” “anticipate,” “will,” “believe,” “may,” “estimate,” “continue,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” and similar expressions as they relate to the company or MRI, are intended to identify forward-looking statements. We have based these forward-looking statements largely on management’s expectations and projections regarding future events, negotiations, and financial trends that we believe may affect our financial condition, operating performance, business strategy, and financial needs. These forward-looking statements involve a number of risks and uncertainties.

Important factors that could cause actual results to differ materially from these forward-looking statements include: the possibility that the anticipated benefits of the asset acquisition will not be realized or will not be realized within the expected time period; the risk that MRI’s business may not be integrated successfully; the risk that disruption from the acquisition may make it more difficult to maintain existing business and operational relationships; and several other factors.

Further information on risks we face is detailed in our filings with the SEC, including our Form 10-K for the fiscal year ended December 31, 2021, our quarterly reports on Form 10-Q filed since that date, our current report on Form 8-K filed with the SEC on November 16, 2022, and will be contained in our SEC filings in connection with this acquisition. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligations to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may otherwise be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: December 12, 2022	/s/ John McAnnar
John McAnnar
Chief Legal Officer, Vice President, and Corporate Secretary